UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 24, 2009

Maui Land & Pineapple Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Hawaii	0-6510	99-0107542
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

120 Kane Street, P.O. Box 187, Kahului, Maui, Hawaii, 96733-6687

(Address of principal executive offices)

(808) 877-3351

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.      Costs Associated with Exit or Disposal Activities

On February 24, 2009, Maui Land & Pineapple Company, Inc. (the “Company”) announced that it will reduce the size of its work force by approximately 100 positions, or 13%, with most of the job terminations occurring as of March 1, 2009.  The job reductions are primarily in the Resort and Community Development operating segments and in corporate services, and is in response to the current economic environment that has negatively affected the number of visitors to Maui and to the State of Hawaii and has significantly reduced real estate sales.

The Company estimates that it will have cash expenditures of approximately $1,000,000 in 2009 for severance payments, accrued vacation payouts and transition expenses.  Severance payments will generally be made on the regularly scheduled payroll periods rather than as lump sum payments.  The Company has not yet determined the effect on its pension and other post-retirement plans.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by the Company pertaining to the Company’s expectations regarding reductions in workforce and costs associated with such reductions are forward-looking. Actual results could differ materially, as final determinations as to the total amount of severance payments have not yet been made. It is possible that the timing and amounts of the charges to be incurred may vary from the amounts set forth above. Except as required by law, the Company assumes no obligation and does not intend to update any such forward-looking statements.

Item 7.01        Regulation FD Disclosure.

The following information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release, attached as Exhibit 99.1 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission.

On February 24, 2009, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the Company’s workforce reduction.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: February 24, 2009	By:	/S/ ROBERT I. WEBBER
Robert I. Webber
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 24, 2009.